Rule 497(k)

Registration Nos. 333-03715 and 811-07619

NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED JULY 1, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

Effective July 1, 2010, the fund’s management fees have been lowered. Consequently, the sections entitled “Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Fees and Expenses of the Fund—Example” are hereby replaced in their entirety with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	—
Other Expenses	0.22%	0.24%	0.24%	0.25%
Total Annual Fund Operating Expenses	1.41%	2.18%	1.68%	1.19%
1	The fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2010, as if such reduction had been in effect during the fiscal year ended June 30, 2009. The information has been restated to better reflect anticipated expenses of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$710	$221	$171	$121	$710	$221	$171	$121
3 Years	$996	$682	$530	$378	$996	$682	$530	$378
5 Years	$1,302	$1,169	$913	$654	$1,302	$1,169	$913	$654
10 Years	$2,169	$2,513	$1,987	$1,443	$2,169	$2,513	$1,987	$1,443

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY

PROSPECTUS FOR FUTURE REFERENCE

MGN-SCV-0710P